UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 4, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices, including zip code)

(913) 213-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On February 4, 2022, AMC Entertainment Holdings, Inc. (the “Company”), announced that it had delivered conditional notices of redemption (the “Notices”) to the respective trustees of the Company’s two series of 10.500% First Lien Senior Secured Notes due 2026 and the Company’s 15%/17% Cash/PIK Toggle First Lien Secured Notes due 2026 (collectively, the “Existing Notes”).

The Notices call for the redemption of all of the outstanding $373.5 million aggregate principal amount of the Existing Notes (the “Redemptions”) on February 14, 2022 (the “Redemption Date”), concurrently with the previously announced redemption of $500.0 million aggregate principal amount of the Company’s 10.500% First Lien Senior Secured Notes due 2025. The Redemptions will be conditioned upon, among other requirements, the consummation of the Company’s previously announced private offering of $950.0 million aggregate principal amount of 7.500% first lien senior secured notes due 2029, which shall have resulted in aggregate gross proceeds to the Company of at least $950.0 million.

This report does not constitute a notice of redemption of the Existing Notes. Information concerning the terms and conditions of the Redemptions is described in the Notices distributed to holders of the Existing Notes by the respective trustees under the indentures governing the Existing Notes.

This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the press release announcing the Redemptions is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release, dated February 4, 2022, announcing the conditional redemption for existing first lien senior secured notes.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Executive Vice President and Chief Financial Officer